UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

AMERICAN BATTERY MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 West Putnam Ave., Suite 400
Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLTH	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

American Battery Materials, Inc. (the “Company”)

December 9, 2024

Item 8.01 Other Events.

On December 5, 2024, the Board of Directors (the “Board”) of American Battery Materials, Inc. (the “Company”), acting by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, approved the grant of stock options to certain employees of the Company in recognition of their valuable contributions. The grants were made under the Company’s 2024 Incentive Compensation Plan.

Details of the stock option grants, including the number of options, exercise price, and vesting terms, are summarized below:

Name	Grant Date	Stock Options Granted	Exercise Price
David Graber	12/8/2024	1,000,000	$0.31
Sebastian Lux	12/8/2024	550,000	$0.31
Agustin Cabo	12/8/2024	450,000	$0.31
Scott Avanzino	12/8/2024	200,000	$0.31
Ryan Zarkesh	12/8/2024	200,000	$0.31
Jared Levinthal	12/8/2024	80,000	$0.31
Dylan Glenn	12/8/2024	80,000	$0.31
Justin Vorwerk	12/8/2024	80,000	$0.31
Andrew Suckling	12/8/2024	80,000	$0.31
Adam Lipson	12/8/2024	80,000	$0.31

Vesting Terms:

Three-Year Vesting Period: Stock options will vest over a three-year period, subject to the recipient’s continued service with the Company.

●	First Anniversary: One-third (33.33%) of the total stock options will vest on the first anniversary of the grant date.
●	Monthly Vesting Thereafter: The remaining two-thirds (66.67%) of the stock options will vest in equal monthly installments over the subsequent two years.
●	Service Requirement: If a recipient’s service with the Company terminates before any vesting date, all unvested options will be forfeited, unless otherwise specified in the applicable award agreement or plan.

The Board also authorized the appropriate officers of the Company to take any actions necessary to effectuate these grants in compliance with the 2024 Incentive Compensation Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY MATERIALS, INC.

Date: December 9, 2024	By:	/s/ David E. Graber
David E. Graber
Chief Executive Officer

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